UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Information Analysis Incorporated
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INFORMATION ANALYSIS INCORPORATED		CONTROL ID:
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	JUNE 7, 2018
	TIME:	10:00 a.m. Local time
	LOCATION:	Information Analysis Incorporated, 11240 Waples Mill Road, Suite 201 Fairfax, Virginia 22030

This is not a ballot. You cannot use this notice to vote your shares. This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/IAIC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before May 24, 2018.

You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting are included in the Proxy Statement.
you may enter your voting instructions at https://www.iproxydirect.com/IAIC until 11:59 pm eastern time June 6, 2018.

The purposes of this meeting are as follows:
1.
1. To elect six directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2. An advisory vote to approve the Company’s executive compensation for Named Executive Officers;

3. To ratify the appointment of CohnReznick LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018; and

4. To consider any other business that is properly presented at the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on April 26, 2018 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.01 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Information Analysis Incorporated SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

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